UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 3, 2021
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) Pitney Bowes Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the "Annual Meeting") on May 3, 2021.
(b) Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:
Proposal 1 - Election of Directors
The nomineeds for election to the board of directors (the "Board") of the Company at the Annual Meeting received the number of votes reported below:

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Anne M. Busquet	104,886,063	6,214,168	299,613	19,041,953
Robert M. Dutkowsky	101,470,175	9,588,010	341,659	19,041,953
Anne Sutherland Fuchs	107,253,830	3,843,308	302,706	19,041,953
Mary J. Steele Guilfoile	108,135,029	2,942,913	321,902	19,041,953
S. Douglas Hutcheson	108,438,995	2,624,517	336,332	19,041,953
Marc B. Lautenbach	108,347,628	2,834,809	217,407	19,041,953
Michael I. Roth	106,167,187	4,890,766	341,891	19,041,953
Linda S. Sanford	107,713,854	3,367,771	318,219	19,041,953
David L. Shedlarz	107,109,212	4,006,196	374,436	19,041,953
Sheila A. Stamps	108,517,382	2,590,243	292,219	19,041,953
Accordingly, Ms. Busquet, Mr. Dutkowsky, Ms. Fuchs, Ms. Guilfoile, Mr. Hutcheson, Mr. Lautenbach, Mr. Roth, Ms. Sanford, Mr. Shedlarz and Ms. Stamps were elected to serve as directors of the Company for a one-year term expiring at the 2022 Annual Meeting of Stockholders.
Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2021
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2021 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
126,852,061	3,311,859	277,877	—

Proposal 3 – A Non-binding Advisory Vote to Approve Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
104,557,445	5,346,845	1,495,554	19,041,953
The Board and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Daniel Goldstein
Name: Daniel Goldstein
Date: May 4, 2021	Title: Executive Vice President, Chief Legal Officer and Corporate Secretary